                        FLOATING RATE LOAN - PROCEDURES LETTER


Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60690

Gentlemen:

BEVERLY BANCORPORATION, INC., an Illinois corporation (the "COMPANY") hereby requests that borrowings under its $500,000 revolving line of credit from Harris Trust and Savings Bank be made and documented upon the following terms and conditions. You agree, until further notice, that upon oral advice by telephone received by you from time to time from authorized persons listed in this letter that we wish to borrow money, you will deposit the proceeds of same to our general account with you (the "ACCOUNT"). We agree to confirm such borrowings in writing by mailing on the same day a letter in the form attached hereto as Exhibit A signed by any one of the following:

    JOHN VAN WINKLE                     PRESIDENT
    JOHN O'NEILL                        EXECUTIVE VICE PRESIDENT

It is understood, however, that pending receipt of such letter by you in the ordinary course of the mails, that any sums of money borrowed by telephone on advice of an authorized person or a person purporting to be an authorized person in accordance with the foregoing arrangement shall immediately be credited to the Account, and we shall be obligated to repay to you the sums so borrowed at the time and with the interest set forth in this letter notwithstanding that any such borrowing is not confirmed as contemplated above.

    All such borrowings shall be repaid by us upon your demand, but they may, at our election in any instance, be repaid at any time upon telephonic advice to you.

    All borrowings made by us from you under the subject facility shall bear interest prior to maturity (whether by demand or otherwise) at the rate per annum announced by you as your prime commercial rate, with any change in the interest rate on such borrowings by virtue of a change in such prime commercial rate to be effective on the date of the relevant change in such prime commercial rate. Interest shall be computed on the basis of a year of 360 days and actual days elapsed. Interest shall be payable on the last day of each March, June, September and December (commencing March 31, 1996) and upon demand.

    All borrowings hereunder shall be made against and evidenced by our promissory note payable to your order in the aggregate principal amount of $500,000, such note to mature as set forth in, and to be otherwise in the form of Exhibit B attached hereto (the "NOTE"), You agree that notwithstanding the fact that the Note is in the principal amount of $500,000, it shall evidence only the actual principal amount of borrowings made by us from time to time under the subject facility and you agree that if you transfer or assign the Note you will stamp thereon a statement of the actual principal amount evidenced thereby at the time of transfer. We agree that in any action or proceeding instituted to collect or enforce collection of the Note, the amount shown as owing you on your records shall be prima facie evidence of the Unpaid balance of principal and interest on the Note.

    The persons authorized to give you telephonic instructions to lend money and repay borrowings in accordance with the foregoing are

    JOHN VAN WINKLE                     PRESIDENT
    JOHN O'NEILL                        EXECUTIVE VICE PRESIDENT


In accepting telephonic advices from any of such persons in accordance with the terms of this Agreement, you shall be entitled to rely on advices given by any person purporting to be any one of such persons and you shall have no liability to us on account of any action taken by you pursuant to such telephonic advices provided you have acted in good faith in connection therewith. You are, of course, authorized to lend money to us upon the written instructions of any officers and/or employees authorized to borrow funds by telephonic advice.

    This Agreement and the arrangements and authorizations herein contemplated shall remain in full force and effect, and shall be applicable to any renewals of, or replacements or substitutions for, our present loan facility, unless and until you have received written notice from us of the termination or modification of this Agreement at your office in Chicago, Illinois or unless and until the we have received such a notice at its address as shown on your records from you; provided that no such termination or modification by us shall affect any transaction which occurred prior to the receipt of such notice by you nor shall any such termination or modification become effective without your written consent unless and until all amounts which shall have been borrowed hereunder shall have been repaid in full. This Agreement and your acceptance of this Agreement is hereinafter, contemplated do not constitute any commitment on your part to make any credit available to us, it being understood that this Agreement is only intended to set forth the procedures which shall be applicable to such loans as the Bank may in its discretion elect to make available to us from time to time. This Agreement and the rights and remedies of the parties hereto shall be governed by the laws of Illinois.

    If you are in agreement with the foregoing, please sign in the appropriate place on the enclosed counterpart and return such counterpart to us, whereupon this letter shall become a binding agreement between you and us.

    Dated as of the 31st day of January, 1996.

                                       Very truly yours,
                                       BEVERLY BANCORPORATION, INC.


                                       By: /s/ John O'Neill
                                          ------------------------------------
                                       Its: Exec Vice President
                                           -----------------------------------

    Accepted as of the date last above written.

                                       HARRIS TRUST AND SAVINGS BANK


                                       By: /s/ Michael S. Cameli
                                          ------------------------------------
                                          Michael S. Cameli, Vice President

                                      EXHIBIT A

                                     CONFIRMATION

                                                                     ,19
                                                           ----------   --



Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60690

Attention:    Michael S. Cameli
              Financial Institutions

Gentlemen:

    This will confirm the telephone conversation Ms./Mr.__________had with your office today whereby we arranged under the Letter Agreement currently in effect between us to increase/decrease our demand loan with you from $________________ _______to $_________________________effective today, an increase/decrease of $_____________. We promise to pay such loan on demand.

    It is our understanding that the amount of the increase/decrease shown in the above paragraph was deposited/withdrawn from our account with you today.

                                       Very truly yours,

                                       BEVERLY BANCORPORATION, INC.


                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------

                                      EXHIBIT B

                                       SECURED

                                     DEMAND NOTE

    $500,000                                                January 30, 1996



    ON DEMAND, for value received, the undersigned, BEVERLY BANCORPORATI0N, INC., an Illinois corporation (the "COMPANY"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "BANK") at its offices at 111 West Monroe Street, Chicago, Illinois, the principal sum of Five Hundred Thousand Dollars ($500,000) or, if less, the amount outstanding under the letter agreement referred to below together with interest (computed on the basis of a year of 360 days and actual days elapsed) on the principal amount from time to time remaining unpaid hereon from the date hereof to the maturity thereof (whether by demand or otherwise) at the rate per annum announced from time to time by Harris Trust and Savings Bank as its prime commercial rate (with any change in the interest rate hereon by reason of a change in said prime commercial rate to be and become effective as of and on the date of the relevant change in said prime commercial rate) and after the maturity thereof until paid at the rate per annum of three percent (3%) above the interest rate applicable to this Note (determined as aforesaid) at such maturity. Interest shall be payable on the last day of each March, June, September and December (commencing March 31, 1996) and upon demand.

    This Note evidences borrowings by the Company under that certain Floating Rate Loan-Procedures Letter dated as of even date herewith between the Company and the Bank and is secured by various liens and security interests granted or to be granted to the Bank from time to time and this Note and the holder hereof are entitled to all the benefits provided for under the Letter Agreement, to which reference is hereby made for a statement thereof.

    This Note may be prepaid at any time without premium or penalty.

    In the event of the insolvency or dissolution of the Borrower or in the event of the institution by or against the Borrower of any bankruptcy, liquidation or similar proceeding for the relief of debtors, or the appointment of any receiver for the Borrower or any of their respective properties or the making by the Borrower of an assignment for the benefit of creditors, then this Note shall, unless the holder hereof shall otherwise elect, immediately become due and payable without presentment, demand or notice of any kind.

    The Company hereby waives presentment and notice of dishonor. The Company agrees to pay to the holder hereof all expenses incurred or paid by such holder, including attorney's fees and court costs, in connection with the collection of this Note. It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of Illinois.

                                       BEVERLY BANCORPORATION, INC.


                                       By: /s/ John O'Neill
                                          ------------------------------------
                                       Its: Exec Vice President
                                           -----------------------------------


                                          5